UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2019

FTE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38322	81-0438093
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 West 35th Street, Suite 806 New York, NY	10001
(Address of principal executive offices)	(Zip Code)

877-878-8136

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock ($0.001 par value)	FTNW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 24, 2019, the Board of Directors (the “Board”) of FTE Networks, Inc. (the “Company”) appointed Richard Omanoff as an independent director of the Company and as chair of the Nominating and Corporate Governance Committee. Mr. Omanoff is an entrepreneur and investor who is involved in the transportation and food processing and manufacturing industries.

There are no arrangements or understandings between Mr. Omanoff and any other person pursuant to which he was appointed as a director. There are no transactions in which Mr. Omanoff has an interest requiring disclosure under Item 404(a) of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”). Mr. Omanoff will receive a compensation package customarily paid by the Company to non-employee directors serving in such capacities.

Effective June 25, 2019, the Board appointed Irving Rothman as an independent director of the Company and as a member of the Audit, Compensation and Nominating and Corporate Governance Committees. Mr. Rothman is the President and Chief Executive Officer of HPE Financial Services. Prior to joining HPE, Mr. Rothman was President and Chief Executive Officer of Compaq Financial Services Corporation. Mr. Rothman has over 44 years of experience in the financial services industry, and holds a bachelors degree from Rutgers University and a Masters in Business Administration in Finance from Pepperdine University.

There are no arrangements or understandings between Mr. Rothman and any other person pursuant to which he was appointed as a director. There are no transactions in which Mr. Rothman has an interest requiring disclosure under Item 404(a) of Regulation S-K of the Securities Act. Mr. Rothman will receive a compensation package customarily paid by the Company to non-employee directors serving in such capacities.

Effective June 27, 2019, the Board placed Anthony Sirotka on administrative leave pending the outcome of the previously announced independent investigation, described in a Form 8-K/A filed on March 22, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTE NETWORKS, INC.

By:	/s/ Fred Sacramone
Fred Sacramone
Interim Chief Executive Officer

Date: June 27, 2019